UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14 A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under §240.14a-12

FORTUNE BRANDS INNOVATIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒No fee required

☐Fee paid previously with preliminary materials

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

Fortune Brands Innovations FORTUNE BRANDS INNOVATIONS, INC. ATTN: CORPORATE SECRETARY 520 LAKE COOK ROAD DEERFIELD, IL 60015-5611 V32184-P07478 Your Vote Counts! FORTUNE BRANDS INNOVATIONS, INC. 2024 Annual Meeting Vote by May 6, 2024 11:59 PM ET You invested in FORTUNE BRANDS INNOVATIONS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 7, 2024. Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an e-mail to send material@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number = Vote in Person at the Meeting* May 7, 2024 8:00 a.m. (CDT) 520 Lake Cook Road Starlight Café Entrance Deerfield, Illinois 60015 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Proposal 1 - Election of Class I Directors: 1a. Amee Chande For 1b. Ann F. Hackett For 1c. Jeffery S. Perry For Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2024. For Proposal 3 - Advisory vote to approve named executive officer compensation. For Proposal 4 - Advisory vote to approve the frequency of voting on named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1 Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V32185-P07478